                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Filed by the Registrant (X)
                 Filed by a Party other than the Registrant ( )

                           Check the appropriate box:
                         ( ) Preliminary Proxy Statement
              ( ) Confidential, For Use of the Commission Only (as
                         permitted by Rule 14a-6(e)(2))
                         (X) Definitive Proxy Statement
                       ( ) Definitive Additional Materials
          ( ) Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                            SOFTWARE.NET CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N.A.
              ----------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:
( )  Fee paid previously with preliminary materials:
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form schedule and the date of its filing.
(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement no.:
(3)  Filing Party:
(4)  Date Filed:

                                DECEMBER 4, 1998


Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of software.net Corporation (also known as Beyond.com, the "Company") to be held at 10:00 a.m. (Pacific Standard Time) on December 21, 1998, at the headquarters of this Company located at 1195 W. Fremont Avenue in Sunnyvale, California 94087.

     At the meeting, the stockholders will be asked to consider and vote upon a proposal that would amend Article I of the Company's Amended and Restated Certificate of Incorporation to effect a change in the name of the Company from software.net Corporation to Beyond.com Corporation. The Board of Directors of the Company, having determined that the proposal and the transactions contemplated thereby are in the best interests of the Company and its stockholders, approved the proposal and recommends that all stockholders of the Company vote FOR the proposal. The Notice of Special Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.


     WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING. THE VOTE OF EVERY STOCKHOLDER IS IMPORTANT AND YOUR COOPERATION IN PROMPTLY RETURNING YOUR EXECUTED PROXY WILL BE APPRECIATED. EACH PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING. THANK YOU FOR YOUR CONTINUED SUPPORT.


                                          Very truly yours,

                                          /s/ William S. McKiernan

                                          William S. McKiernan

                                          Chairman of the Board

                            SOFTWARE.NET CORPORATION

                             1195 W. FREMONT AVENUE
                          SUNNYVALE, CALIFORNIA 94087

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of Stockholders (the "Special Meeting") of software.net Corporation (also known as Beyond.com, the "Company") will be held at 10:00 a.m. (Pacific Standard Time) on December 21, 1998 at the headquarters of this Company at 1195 W. Fremont Avenue in Sunnyvale, California 94087, in order to consider and vote upon a proposal to amend Article I of the Company's Amended and Restated Certificate of Incorporation to effect a change in the name of the Company from software.net Corporation to Beyond.com Corporation, as more fully described in the accompanying Proxy Statement.


     All stockholders of record of Common Stock of the Company on December 3, 1998 will be entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. A list of such stockholders will be available for inspection by any stockholder of the Company at the Special Meeting. As of December 3, 1998, 27,349,201 shares of Common Stock of the Company were issued and outstanding and eligible to vote at the Special Meeting.


                                          By Order of the Board of Directors

                                          /s/ William S. McKiernan

                                          William S. McKiernan

                                          Chairman of the Board

December 4, 1998
Sunnyvale, California

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON BY COMPLETING A BALLOT OR PROXY AT THE MEETING.

                            SOFTWARE.NET CORPORATION
                             1195 W. FREMONT AVENUE
                          SUNNYVALE, CALIFORNIA 94087
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      FOR SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON DECEMBER 21, 1998


     This Proxy Statement is furnished to you in connection with the solicitation by the Board of Directors of software.net Corporation, a Delaware corporation (the "Company"), of Proxies in the accompanying form to be used at the Special Meeting of Stockholders ("Meeting") to be held at the headquarters of the Company at 1195 W. Fremont Avenue in Sunnyvale, California 94087, on December 21, 1998 at 10:00 a.m. (Pacific Standard Time) and at any subsequent time which may be necessary by the adjournment thereof.


     If you were a holder of record of Common Stock of the Company (the "Voting Stock") at the close of business on December 3, 1998, you are entitled to vote at the Meeting and your presence is desired. However, to assure your representation at the Meeting, you are urged by the Board of Directors of the Company to sign and return the enclosed Proxy as soon as possible. You can, of course, revoke your Proxy at any time before it is voted if you so desire, either in person at the Meeting or by delivery of a duly executed written statement to that effect delivered to the Secretary of the Company.



     The Company is paying all costs of the solicitation of Proxies, including the expenses of printing and mailing to its stockholders this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and form of Proxy. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending Proxies and Proxy materials to the beneficial owners of the Company's Common Stock. Officers or employees of the Company may also solicit Proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for work, other than their normal compensation as such officers or employees.



     At the close of business on December 3, 1998, 27,349,201 shares of Common Stock were outstanding and entitled to vote. This Proxy Statement and the enclosed Proxy are first being mailed to the stockholders of the Company on or about December 4, 1998.


                           PROXIES AND VOTE REQUIRED

PROXIES


     The persons named as Proxies for the Meeting in the enclosed Proxy card (Mark L. Breier and William S. McKiernan) were selected by the Company's Board of Directors.


VOTING OF PROXIES

     All properly executed Proxies that are not revoked will be voted at the Meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of Proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Board of Directors of the Company. Any stockholder signing a Proxy has the power to revoke it prior to the Meeting, or at the Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by delivering a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Meeting and voting in person.

VOTE REQUIRED


     Under Delaware law, approval of the amendment of the Company's Amended and Restated Certificate of Incorporation to effect a change in the name of the Company requires the affirmative vote of the holders of the majority of the outstanding shares of the Company's Common Stock entitled to vote and abstentions and broker non-votes will be treated as votes against. For any other matter submitted to stockholders at the Meeting, if a quorum is present, the affirmative vote of the majority of the shares voted is required for approval. As a result, abstention votes have the effect of a vote against such matters.



     The presence in person or by Proxy of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is required for a quorum.


EFFECT OF BROKER NON-VOTES


     "Broker Non-Votes" occur when a broker holding shares of stock in street name withholds its vote on certain non-routine matters because the broker has not received instructions from the beneficial owner of those shares of stock and does not have discretionary authority to vote on such non-routine matters without such instructions. Under the Rules of the National Association of Securities Dealers, Inc., brokers holding shares of stock in street name must receive specific instructions from the beneficial owners in order to have the authority to vote, in person or by proxy, on certain "non-routine" matters as defined under those Rules. When a beneficial owner does not give specific instructions to the broker, the broker, as the holder of record, is entitled to vote only on "routine" matters and must withhold its votes as to any non-routine matters. When a proxy solicitation includes a non-routine proposal and the broker does not receive specific instructions from the beneficial owner, the resulting proxy is considered a "limited proxy". Shares represented by limited proxies are considered present for quorum purposes. However, shares represented by limited proxies are not considered present for purposes of determining the total number of shares with voting power present with regard to a non-routine proposal. The resulting broker non-vote will not be counted for or against such non-routine proposals.



     The amendment to the Amended and Restated Certificate of Incorporation is not considered a "non-routine" proposal. Thus, all shares represented by brokers who have not received instructions from the beneficial owners of such shares will be included in the Meeting and will therefore be counted in the total pool of votes respecting the name change. Furthermore, as the amendment to the Amended and Restated Certificate of Incorporation is not considered a "non-routine" proposal, brokers may vote all shares held for beneficial owners who have not provided voting instructions to such representative broker.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                       BENEFICIAL OWNERSHIP OF SECURITIES

COMMON STOCK

     The following table sets forth certain information, as of December 3, 1998, with respect to persons known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock and beneficial ownership by directors and executive officers of the Company's Common Stock.


                                                                                     PERCENTAGE OF
                                                              AMOUNT AND NATURE OF       COMMON
                                                                   BENEFICIAL            SHARES
             NAME AND, AS APPROPRIATE, ADDRESS                    OWNERSHIP(1)       OUTSTANDING(1)
             ---------------------------------                --------------------   --------------
William S. McKiernan(2).....................................        8,996,154             32.9%
John P. Pettitt(3)..........................................        1,250,000              4.6
Vulcan Ventures Inc.(4).....................................        3,051,624             11.2
  110 110th Avenue NE, Suite 550
  Bellevue, WA 98004
Entities affiliated with C. E. Unterberg, Towbin(5).........        2,285,510              8.4
  Swiss Bank Tower
  10 East 50th Street, 22nd Floor
  New York, NY 10002
Global Retail Partners, L.P. and its affiliates(6)..........        1,938,694              7.1
  2121 Avenue of the Stars
  Los Angeles, CA 90067
Bert Kolde(7)...............................................        3,051,624             11.2
Linda Fayne Levinson(8).....................................        1,938,694              7.1
Steven P. Novak(9)..........................................        2,285,510              8.4
Richard Scudellari(10)......................................           80,000                *
WA&H Investments............................................        1,153,321              4.2
  First Bank Place
  601 Second Ave. South, 31st Floor
  Minneapolis, MN 55402
All Directors and Executive Officers as a Group (13
  Persons)(11)..............................................       17,556,982             64.2


---------------
  * Represents beneficial ownership of less than 1% of the Company's outstanding equity.


 (1) Number of shares beneficially owned is determined based on 27,349,201 shares outstanding as of December 3, 1998. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of December 3, 1998. Such shares issuable pursuant to such options are deemed outstanding for computing the percentage ownership of the person holding such options but not deemed outstanding for the purposes of computing the percentage ownership of each other person. To the Company's knowledge, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. Unless otherwise indicated, the address of each of the individuals named above is: c/o software.net Corporation, 1195 West Fremont Avenue, Sunnyvale, California 94087.


 (2) Includes 8,938,464 shares held by Mr. McKiernan and 57,690 shares held by members of Mr. McKiernan's immediate family. Mr. McKiernan disclaims beneficial ownership of the shares held by his immediate family.

 (3) Represents 1,250,000 shares issuable upon exercise of options immediately exercisable.


 (4) Represents 3,026,624 shares held by Vulcan Ventures Inc. ("Vulcan") and options to purchase 20,000 shares of Common Stock, all of which are exercisable immediately, held by Bert Kolde, a Director of the Company and a Director, Vice President, Secretary and Treasurer of Vulcan, and 5,000 shares of

Common Stock held jointly by Bert Kolde and Alison Kolde. Mr. Kolde disclaims beneficial ownership of the shares owned by Vulcan, except for any proportional interest held therein.



 (5) Includes 59,914 shares held by UT Capital Partners International, LDC (formerly UH Capital Partners International, LDC), 368,426 shares held by UT Technology Partners, LDC (formerly UH Technology Partners, LDC); 1,506,262 shares held by C. E. Unterberg Towbin Capital Partners I, L.P. (formerly Unterberg Harris Capital Partners I, L.P.); 239,708 shares held by Unterberg Harris Private Equity Partners, L.P. and 51,200 shares held by Unterberg Harris Private Equity Partners, CV (collectively, the "Unterberg Affiliates") and 40,000 shares of Common Stock, and options to purchase 20,000 shares of Common Stock, all of which are exercisable immediately held by Steven P. Novak, a Director of the Company and a Managing Director of Unterberg. Mr. Novak disclaims beneficial ownership of the shares owned by the Unterberg Affiliates.



 (6) Represents 1,928,694 shares held by Global Retail Partners, L.P. and its affiliates (collectively, "GRP") and options to purchase 10,000 shares of Common Stock, all of which are exercisable immediately, held by Linda Fayne Levinson, a Director of the Company and a principal of Global Retail Partners, L.P. Ms. Levinson disclaims beneficial ownership of the shares owned by GRP, except for any proportional interest held therein.



 (7) Represents options to purchase 20,000 shares of Common Stock, all of which are exercisable immediately, held by Bert Kolde, a Director of the Company and a Director, the Vice President, Secretary and Treasurer of Vulcan, 5,000 shares of Common Stock held jointly by Bert Kolde and Alison Kolde, and 3,026,624 shares held by Vulcan. Mr. Kolde disclaims beneficial ownership of the shares owned by Vulcan, except for any proportional interest held therein.



 (8) Represents options to purchase 10,000 shares of Common Stock, all of which are exercisable immediately, held by Linda Fayne Levinson and 1,928,694 shares of Common Stock held, in the aggregate, by GRP. Ms. Levinson, a Director of the Company, is a principal of Global Retail Partners, L.P. Ms. Levinson disclaims beneficial ownership of the shares owned by GRP, except for any proportional interest held therein.



 (9) Represents 40,000 shares of Common Stock and options to purchase 20,000 shares of Common Stock held by Mr. Novak, all of which are exercisable immediately, and 2,225,510 shares held, in the aggregate, by the Unterberg Affiliates. Mr. Novak, a Director of the Company, is a Managing Director of Unterberg. Mr. Novak disclaims beneficial ownership of the shares owned by the Unterberg Affiliates.



(10) Represents 70,000 shares of Common Stock and options to purchase 10,000 shares of Common Stock, all of which are exercisable immediately, held by Mr. Scudellari.



(11) INCLUDES OPTIONS TO PURCHASE 1,310,000 SHARES OF COMMON STOCK THAT VEST WITHIN 60 DAYS OF DECEMBER 4, 1998 HELD BY ALL DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.

              PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED
                CERTIFICATE OF INCORPORATION TO EFFECT A CHANGE
                           IN THE NAME OF THE COMPANY

GENERAL


     The Board of Directors has adopted resolutions declaring the advisability of, and submits to the stockholders for approval, an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation effecting a change in the name of the Company on the date the Amendment is filed with the Secretary of State of the State of Delaware (the "Effective Date") pursuant to which the name of the Company shall change from software.net Corporation to Beyond.com Corporation. The text of the Amendment is attached as Appendix A hereto.


PURPOSE AND EFFECT OF THE NAME CHANGE


     The principal effect of the name change will be to align the official corporate name with the trade name currently being used by the Company on its website, in certain of its agreements, and in its listing on the Nasdaq National Market. It is anticipated that no other action will be undertaken at the Meeting and no rights of any stockholder will be affected.


EFFECTIVENESS


     In accordance with Delaware law and notwithstanding approval of the Amendment by stockholders, at any time prior to the filing of the Amendment, the Board of Directors may, in its sole discretion, abandon the proposed Amendment without any further action by stockholders.


VOTING

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock is necessary for approval of the name change.

     The Board of Directors recommends that stockholders vote "FOR" the approval of the name change.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals from stockholders for the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than February 1, 1999 in order to be included in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting. Such proposals should be directed to the attention of the Company's Chief Financial Officer, software.net Corporation, 1195 W. Fremont Avenue Sunnyvale, California 94087.

                                 OTHER BUSINESS


     The Board of Directors does not intend to present any other items of business at the Meeting. Except for the Proposal set forth above, the Board of Directors knows of no other items that are likely to be brought before the Meeting. If any other matters properly come before the Meeting, the persons designated on the enclosed Proxy card will vote in accordance with their judgment on such matters.


                                          By Order of the Board of Directors

                                          /s/ William S. McKiernan

                                          William S. McKiernan

                                          Chairman of the Board

Sunnyvale, California
December 4, 1998

                                   APPENDIX A

                       PROPOSED AMENDMENT TO ARTICLE I OF
             THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                       TO EFFECT THE PROPOSED NAME CHANGE

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            SOFTWARE.NET CORPORATION
                            (A DELAWARE CORPORATION)

     SOFTWARE.NET CORPORATION (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     The amendment to the Corporation's Amended and Restated Certificate of Incorporation set forth in the following resolution approved by the Corporation's Board of Directors and stockholders was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

     "RESOLVED, that the Amended and Restated Certificate of Incorporation of the corporation be amended by striking Article I in its entirety and replacing it with the following:

     'ARTICLE I: The name of this corporation is Beyond.com Corporation.' "

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be
signed and attested by its duly authorized officers, this      day of December,
1998.

                                          SOFTWARE.NET CORPORATION

                                          By:

                                          --------------------------------------
                                          Mark L. Breier, President
                                          and Chief Executive Officer

Attest:

---------------------------------------------------------
Richard Scudellari, Secretary

PROXY                                                                      PROXY

                            SOFTWARE.NET CORPORATION
               SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 21, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark L. Breier and William S. McKiernan, and each of them, true and lawful agents and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of Common Stock of software.net Corporation (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on December 21, 1998, and at any and all adjournments and postponements thereof, on all matters before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND ARTICLE I OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A NAME CHANGE.

     Please mark this card, fill in the date, sign on the reverse side and return promptly in the enclosed envelope. No postage is necessary if mailed in the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW.

PROPOSAL:

     Approval and adoption of the proposed amendment to Article I of the Company's Amended and Restated Certificate of Incorporation to effect a change in the name of the Company from software.net Corporation to Beyond.com Corporation.

 (  )  FOR          (  )  AGAINST         (  )  ABSTAIN

     This Proxy grants discretionary authority to vote in accordance with the best judgment of the named proxies on other matters that may properly come before the meeting.

Date:
      --------------------------------------
Signature:
           ---------------------------------
Signature if Held Jointly:
                           -----------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears hereon. If stock is held in the name of two or more persons, all persons should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       10